QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.29

FIRST AMENDMENT TO CREDIT AGREEMENT
(TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT)

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is dated as of December 20, 2002 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the "Borrower"), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as the Co-Lead Arrangers, and CREDIT LYONNAIS NEW YORK BRANCH, LEHMAN COMMERCIAL PAPER, INC. and ROYAL BANK OF CANADA, as the Co-Documentation Agents.

WITNESSETH:

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 15, 2002 (as amended, restated, supplemented or modified, the "Credit Agreement");

        WHEREAS, the Borrower has recently formed two new Subsidiaries—Q.V. Services, LLC, a Delaware limited liability company, and (2) Q.V. Services Beneficial, L.P., a Texas limited partnership (collectively the "New Q.V. Services Subsidiaries");

        WHEREAS, the Borrower desires that the Lenders waive the provisions in Section 10.18 of the Credit Agreement requiring the Loan Parties to deliver to the Administrative Agent a Guarantor Joinder and related documents causing the New Q.V. Services Subsidiaries to join the Loan Documents as "Guarantors" and to grant Liens on their assets as more fully provided in such Section 10.18 (collectively, the "Joinder Documents") within five (5) Business Days after the date of the filing of the certificate of limited partnership or the organization, as the case may be, of such Subsidiaries, provided that the Loan Parties covenant and agree to deliver the Joinder Documents on or before January 10, 2003;

        WHEREAS, the parties desire to amend the Credit Agreement as provided herein; and

        WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

        NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

        1.    Amendment to Section 2.8.1 [Issuance of Letters of Credit].    Clause (i) of the last sentence of Section 2.8.1 (which follows immediately after the words "in no event shall") is hereby amended and restated to read as follows:

    "(i) the Letters of Credit Outstanding exceed, at any one time, $75,000,000 less the amount of the Lender-Provided Letters of Credit Outstanding"

        2.    Amendment to Section 7.2.15 [Minimum Consolidated Fixed Charge Coverage Ratio].    Section 7.2.15 of the Credit Agreement is hereby amended and restated to read as follows:

            "7.2.15    Minimum Consolidated Fixed Charge Coverage Ratio.

              The Loan Parties shall not permit the Consolidated Fixed Charge Coverage Ratio, to be less than the following ratios during the four-quarter periods ending during the following periods:

Period	Ratio
December 31, 2002 through March 31, 2003	1.10 to 1.0
April 1, 2003 through September 30, 2003	1.30 to 1.0
After September 30, 2003	1.50 to 1.0

        3.    Amendment to Section 7.2.16 [Maximum Consolidated Senior Leverage Ratio].    Section 7.2.16 of the Credit Agreement is hereby amended and restated to read as follows:

            "7.2.16    Maximum Consolidated Senior Leverage Ratio.

              The Loan Parties shall not at any time permit the Consolidated Senior Leverage Ratio, to exceed the following ratios during the following periods:

Period	Ratio
December 31, 2002 through March 31, 2003	3.25 to 1.0
April 1, 2003 through September 30, 2003	3.00 to 1.0
After September 30, 2003	2.75 to 1.0

        4.    Amendment to Section 7.2.17 [Maximum Consolidated Total Leverage Ratio].    Section 7.2.17 of the Credit Agreement is hereby amended and restated to read as follows:

            "7.2.17    Maximum Consolidated Total Leverage Ratio.

              The Loan Parties shall not at any time permit the Consolidated Total Leverage Ratio, to exceed the following ratios during the following periods:

Period	Ratio
December 31, 2002 through March 31, 2003	4.25 to 1.0
April 1, 2003 through September 30, 2003	4.00 to 1.0
October 1, 2003 through December 31, 2003	3.75 to 1.0
After December 31, 2003	3.50 to 1.0

        5.    Schedule 1.1(A)—Pricing Grid.    Schedule 1.1(A)—Pricing Grid is hereby amended and restated to read as set forth on Schedule 1.1(A) attached to this First Amendment.

        6.    Waiver Relating to New Q.V. Services Subsidiaries.    The Administrative Agent and the Lenders hereby waive the provisions in Section 10.18 of the Credit Agreement to the extent that such provisions require the Loan Parties to deliver to the Administrative Agent Joinder Documents within five (5) Business Days after the date of the filing of the certificate of limited partnership or the organization, as the case may be, of such New Q.V. Services Subsidiaries, provided that the Loan Parties hereby covenant and agree to deliver such Joinder Documents on or before January 10, 2003.

        7.    Representations and Warranties.    The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this First Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

        8.    Fee.    The Borrower shall pay a fee (the "Amendment Fee") on the Effective Date of this Amendment equal to the ..25% times the amount of the Commitments of the Lenders which have "Timely Delivered" their signature pages to this First Amendment. A Lender shall be deemed to have "Timely Delivered" its Signature Page if it delivers its signed signature page to this First Amendment to the Agent's counsel by telecopy or overnight mail on or before the later of (a) December 20, 2002, or (b) the date on which the Required Lenders shall have delivered their signature pages to the Agent's counsel by telecopy or overnight mail.

        9.    Conditions to Effectiveness of this First Amendment.    This First Amendment shall become effective (the "Effective Date") on the later of the following dates: (i) December 20, 2002, or (ii) the date on which all of the following conditions have occurred:

          (a)  the Administrative Agent shall have received a copy of this First Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent,

          (b)  the representations and warranties in Section 7 of this First Amendment shall be true and correct and no Potential Default or Event of Default shall exist and be continuing,

          (c)  the Administrative Agent for the benefit of the Lenders shall have received the Amendment Fee referred to in Section 8 of this First Amendment and any other fees and expenses in connection with this First Amendment shall have been paid.

        10.    Miscellaneous.

          (a)    Continuing Effect of the Credit Agreement.    This First Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

          (b)    Fees and Expenses.    The Borrower agrees to pay or reimburse the Administrative Agent on demand for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          (c)    Counterparts.    This First Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          (d)    GOVERNING LAW.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE TO FIRST AMENDMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
KEY ENERGY SERVICES, INC.
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Sr. V.P. and General Counsel
GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES—CALIFORNIA, INC.
KEY ENERGY SERVICES—SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.
Q SERVICES, INC.
Q.V. SERVICES, INC.
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of each corporation listed above unless otherwise noted below

BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid-Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.
AES ACQUISITION, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY TUBULAR SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of each corporate general partner listed above
BROOKS WELL SERVICING, LLC KEY ENERGY DRILLING, LLC UNITRAK SERVICES, LLC YALE E. KEY, LLC WELLTECH MID-CONTINENT, LLC Q ENERGY SERVICES, L.L.C. Q OIL & GAS SERVICES, LLC
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Manager of each limited liability company listed above

LENDERS:
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Managing Director
WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, individually and as Co-Lead Arranger
By:	/s/ ERIC R. HOLLINGSWORTH
Name:	Eric R. Hollingsworth
Title:	Vice President
CREDIT LYONNAIS NEW YORK BRANCH, individually and as Co-Documentation Agent
By:	/s/ PHILIPPE SOUSTRA
Name:	Philippe Soustra
Title:	Executive Vice President
LEHMAN COMMERCIAL PAPER, INC., individually and as Co-Documentation Agent
By:	/s/ FRANCIS CHANG
Name:	Francis Chang
Title:	Authorized Signatory
ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By:	/s/ JASON YORK
Name:	Jason York
Title:	Manager
ARAB BANKING CORPORATION
By:	/s/ GRANT E. MCDONALD
Name:	Grant E. McDonald
Title:	Vice President
By:	/s/ BARBARA C. SANDERSON
Name:	Barbara C. Sanderson
Title:	VP Head of Credit
BANK OF AMERICA, N.A.
By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Managing Director
BEAR STERNS CORPORATE LENDING, INC.
By:	/s/ VICTOR F. BULZACCHELLI
Name:	Victor F. Bulzacchelli
Title:	Authorized Signatory

COMERICA BANK-TEXAS
By:	/s/ KENYATTA GIBBS
Name:	Kenyatta Gibbs
Title:	Vice President
GE CAPITAL CORPORATION
By:	/s/ KARL KIEFFER
Name:	Karl Kieffer
Title:	Duly Authorized Signatory
HIBERNIA NATIONAL BANK
By:	/s/ STEPHEN H. BIRNBAUM
Name:	Stephen H. Birnbaum
Title:	Vice President
NATEXIS BANQUE POPULAIRES
By:	/s/ TIMOTHY L. POLVADO
Name:	Timothy L. Polvado
Title:	Vice President and Group Manager
By:	/s/ DONOVAN C. BROUSSARD
Name:	Donovan C. Broussard
Title:	Vice President
SOUTHWEST BANK OF TEXAS, N.A.
By:	/s/ BENNETT D. DOUGLAS
Name:	Bennett D. Douglas
Title:	SVP

*
Jack D. Loftis, Jr. is the Vice President and Assistant Secretary of this corporation.

SCHEDULE 1.1(A)

PRICING GRID—
VARIABLE PRICING AND FEES

        I.    Pricing Reduction Period Not in Effect.    The following pricing grid shall apply when the Pricing Reduction Period is not in effect:

Level	Consolidated Senior Leverage Ratio	Commitment Fee	Base Rate Spread	Euro-Rate Spread
I	less than or equal to .75 to 1.00.	.375%	0%	1.75%
II	greater than .75 to 1.0 but less than or equal to 1.25 to 1.0.	.375%	0%	2.00%
III	greater than 1.25 to 1.0 but less than or equal to 1.75 to 1.00.	.50%	.25%	2.25%
IV	greater than 1.75 to 1.0 but less than or equal to 2.25 to 1.0.	.50%	.50%	2.50%
V	greater than 2.25 to 1.0, but less than or equal to 2.75 to 1.0	.50%	.75%	2.75%
VI	greater than 2.75 to 1.0	.50%	1.00%	3.00%

        II.    Pricing Reduction Period in Effect.    The following pricing grid shall apply when the Pricing Reduction Period is in effect:

Level	Consolidated Senior Leverage Ratio	Commitment Fee	Base Rate Spread	Euro-Rate Spread
I	less than or equal to .75 to 1.00.	.250%	0%	1.25%
II	greater than .75 to 1.0 but less than or equal to 1.25 to 1.0.	.250%	0%	1.50%
III	greater than 1.25 to 1.0 but less than or equal to 1.75 to 1.00.	.375%	0%	1.75%
IV	greater than 1.75 to 1.0 but less than or equal to 2.25 to 1.0.	.375%	0%	2.00%
V	greater than 2.25 to 1.0, but less than or equal to 2.75 to 1.0.	.375%	0%	2.25%
VI	greater than 2.75 to 1.0	.375%	0%	2.50%

        For purposes of determining the Applicable Margin and the Applicable Commitment Fee Rate:

        The Applicable Margin and the Applicable Commitment Fee Rate shall be recomputed as of the end of each fiscal quarter beginning with the quarter ending September 30, 2002 based on the Consolidated Senior Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin or the Applicable Commitment Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 7.3.3.

QuickLinks

  Exhibit 10.29
FIRST AMENDMENT TO CREDIT AGREEMENT (TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT)
[SIGNATURE PAGE TO FIRST AMENDMENT]
SCHEDULE 1.1(A)